Exhibit 99.2



    Pro Forma Combined Condensed Financial Information

        The following unaudited pro forma combined condensed statement of income sets forth the results of operations for the fiscal year ended September 28, 1996, as if the acquisition of biosys by the Company had occurred at the beginning of the year. Biosys has a financial year which differs from the Company's fiscal year end, therefore, the pro forma combined condensed statement of income for the fiscal year ended September 28, 1996, includes the results of operations for biosys for the year ended December 31, 1996.

        The acquisition has been accounted for using the purchase method of accounting. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition of biosys been consummated at the beginning of fiscal 1996. The financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with this pro forma combined condensed statement of income.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      Fiscal Year Ended September 28, 1996
                                   (Unaudited)



                                Historical                 Pro Forma
                         -------------------------  -----------------------
                         Thermo Ecotek      biosys  Adjustments    Combined
                         -------------    --------  -----------    --------
                              (In thousands except per share amounts)

 Revenues                     $150,076    $ 23,749     $      -    $173,825
                              --------    --------     --------    --------

 Costs and Operating
   Expenses:
     Cost of revenues          101,883      21,245         (384)    122,744
     General and administra-
       tive expenses            12,218       5,607         (353)     17,472
     Research and development
       expenses                      -       5,685            -       5,685
     Marketing and selling
       expenses                      -       3,108            -       3,108
     Purchased research and
       development costs             -       6,000            -       6,000
                              --------    --------     --------    --------
                               114,101      41,645         (737)    155,009
                              --------    --------     --------    --------

 Operating Income (Loss)        35,975     (17,896)         737      18,816
 Interest Income                 5,104          48         (639)      4,513
 Interest Expense              (14,727)     (1,313)       1,104     (14,936)
 Reorganization and
   Liquidation Expenses                     (3,401)           -      (3,401)
 Other Expense                     (26)          -            -         (26)
                              --------    --------     --------    --------
 Income (Loss) Before Provision
   for Income Taxes and
   Minority Interest            26,326     (22,562)       1,202       4,966
 Provision for Income Taxes      7,271           -       (5,376)      1,895
 Minority Interest Expense       1,275           -            -       1,275
                              --------    --------     --------    --------
 Net Income (Loss)            $ 17,780    $(22,562)    $  6,578    $  1,796
                              ========    ========     ========    ========
 Earnings per Share:
   Primary                    $    .70                             $    .07
                              ========                             ========
   Fully diluted              $    .53                             $    .07
                              ========                             ========
 Weighted Average Shares:
   Primary                      25,476                               25,476
                              ========                             ========
   Fully diluted                36,315                               36,315
                              ========                             ========


 See notes to pro forma combined condensed statement of income.
PAGE

                            THERMO ECOTEK CORPORATION

            NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                   (Unaudited)

   Note 1 - Basis of Presentation

        The preliminary allocation of the purchase price is based on an estimate of the fair market value of the net assets acquired and is subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final allocation of the purchase price will be materially different than the preliminary estimate.


   Note 2 - Pro Forma Adjustments to Pro Forma Combined Condensed
            Statement of Income (In thousands, except in text)

                                                                   Fiscal
                                                                 Year Ended
                                                                September 28,
                                                                    1996
                                                               --------------
                                                               Debit (Credit)

   Cost of Revenues
   Decrease in the depreciation expense for
     leasehold improvements and fixed assets
     of biosys due to abandonment of certain
     facilities                                                   $  (384)

   General and Administrative Expenses
   Service fee of 1.0% of the revenues
     of biosys for services provided
     under a services agreement between
     the Company and Thermo Electron
     Corporation for the year ended December
     31, 1996                                                         237

   Amortization over 14 years of patents,
     trademarks, intellectual property, and
     product technology acquired through the
     acquisition of biosys                                            561

   Elimination of biosys' amortization of goodwill                 (1,151)
                                                                  -------
                                                                     (353)
                                                                   -------

                                        6PAGE

                            THERMO ECOTEK CORPORATION

                                   (Unaudited)

   Note 2 - Pro Forma Adjustments to Pro Forma Combined Condensed
            Statement of Income (In thousands, except in text)
            (continued)

                                                                   Fiscal
                                                                 Year Ended
                                                                September 28,
                                                                    1996
                                                               --------------
                                                               Debit (Credit)

   Interest Income
   Decrease in interest income earned attributable
     to the lower cash position as a result of the
     total cash payments of $11,381,000, less cash
     acquired of $378,000, to acquire biosys,
     calculated using the average 90-day Commercial
     Paper Composite Rate plus 25 basis points, or 5.81%         $    639

   Interest Expense
   Decrease in interest expense as a result of the
     elimination of biosys' short-term debt and long-term
     obligations (included in liabilities subject to
     compromise) not included as part of the purchase of
     biosys                                                        (1,104)

   Provision for Income Taxes
   Income tax provision associated with the adjustments
     above (excluding elimination of amortization of
     biosys' goodwill), calculated at the Company's
     statutory income tax rate of 35%                                  17

   Income tax benefit related to biosys' pro forma
     pre-tax loss (excluding the $6,000,000 purchased
     research and development costs associated with the
     acquisition of AgriDyne and $1,151,000 of amortization
     related to biosys' goodwill), calculated at the
     Company's statutory income tax rate of 35%                    (5,393)
                                                                  -------
                                                                   (5,376)
                                                                  -------